UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 29, 2023

Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices)(Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BLCO	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On September 29, 2023, Bausch + Lomb Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to announce the completion of the acquisition (the “Acquisition”) of XIIDRA® (lifitegrast ophthalmic solution) and certain other ophthalmology assets (collectively, the “Acquired Assets”) pursuant to the terms and conditions of that certain Stock and Asset Purchase Agreement (as amended, modified or supplemented, the “Agreement”) dated as of June 30, 2023, by and among Bausch + Lomb Ireland Limited (“Buyer”), a wholly owned subsidiary of the Company, Novartis Pharma AG, Novartis Finance Corporation (together with Novartis Pharma AG, “Novartis”) and, solely for purposes of guaranteeing certain obligations of Buyer under the Agreement, the Company.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s obligation to file the financial statements and pro forma financial information relating to the Acquired Assets pursuant to Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Included in this Current Report on Form 8-K/A are (i) the audited abbreviated financial statements of the Acquired Assets as of and for the years ended December 31, 2022 and 2021 and (ii) the unaudited interim abbreviated financial statements of the Acquired Assets as of and for the six months ended June 30, 2023 and 2022. The foregoing are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The Company is also filing the unaudited pro forma condensed combined financial information and explanatory notes as of June 30, 2023, and for the six months ended June 30, 2023, and for the year ended December 31, 2022, which give effect to the acquisition of the Acquired Assets and the financing in respect thereof, as more fully set forth in such pro forma financial information. The unaudited pro forma condensed combined financial information, and the notes related thereto, are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG AG.

99.1	Audited Abbreviated Financial Statements of the Acquired Assets as of and for the years ended December 31, 2022 and 2021, originally furnished as Exhibit 99.1 to Bausch + Lomb Corporation’s Form 8-K filed with the SEC on September 6, 2023, which is incorporated by reference herein.

99.2	Unaudited Interim Abbreviated Financial Statements of the Acquired Assets as of and for the six months ended June 30, 2023 and 2022, originally furnished as Exhibit 99.2 to Bausch + Lomb Corporation’s Form 8-K filed with the SEC on September 6, 2023, which is incorporated by reference herein.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Bausch + Lomb Corporation and the Acquired Assets as of June 30, 2023, and for the six months ended June 30, 2023 and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K/A may contain forward-looking statements, which include statements related to the Acquisition and the anticipated results thereof, and may generally be identified by the use of the words “anticipates,” “hopes,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “will,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators (including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its most recent quarterly filings), which factors are incorporated herein by reference.

In addition, such risks and uncertainties include, but are not limited to, the following: the impact of the Acquisition on the Company’s business, financial position and results of operations; risks relating to potential diversion of management attention away from the Company’s ongoing business operations; risks relating to increased levels of debt as a result of debt incurred to finance such transaction; and risks that the Company may not realize the expected benefits of that transaction on a timely basis or at all. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes, unless required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ Sam Eldessouky
Name:	Sam Eldessouky
Title:	Executive Vice President, Chief Financial Officer

Date: November 13, 2023